PROCLAIM CX-072 ESMO 2018 Clinical Presentations October 22, 2018 Exhibit 99.1

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Introduction Sean McCarthy, D. Phil. President and Chief Executive Officer

Reinventing Therapeutic Antibodies Imaging of Active Protease1 Normal Colon Primary Colon Cancer Metastatic Colon Cancer 1. Matriptase: LeBeau, et al., PNAS 2012 Probody™ Therapeutics: Activated in Tumor Tissue Proteases: Active in Tumor Tissue Antibodies are a very successful therapeutic class in many disease areas 2017: Half of the top 10 selling drugs were mAbs Major opportunity to target antibodies to disease tissue Enable new targets/mechanisms Reduce toxicities Maximize efficacy CytomX is targeting cancer tissue using Probody™ Therapeutics A versatile platform Leverages intrinsic protease activity in tumors PROBODY is a trademark of CytomX Therapeutics, Inc. All other brands and trademarks referenced herein are the property of their respective owners.

Deep and Differentiated Probody Pipeline

PRODUCT CANDIDATE	LEAD OPTIMIZATION	IND-ENABLING	PHASE 1/2	COMMERCIAL RIGHTS
CX-072	PD-L1 Probody Immunotherapy			CytomX
CX-2009	CD166 Probody Drug Conjugate			CytomX
BMS-986249	CTLA-4 Probody Immunotherapy			Bristol-Myers Squibb
CX-2029	CD71 Probody Drug Conjugate			abbvie CytomX
CX-188	PD-1 Probody Immunotherapy			CytomX
Probody Drug Conjugate	EpCAM PDC			immunogen
Pb T Cell Bispecific	EGFR-CD3 PbTCB			AMGEN CytomX
Additional PDCs, IO, TCBs				CytomX

Immunotherapies | Probody Drug Conjugates | Pb T Cell Engaging Bispecifics | Multiple Programs

$335.1M in cash end of Q218; $135.5M Follow-On Financing July 2018

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CX-072 as a Potentially Differentiated Centerpiece of Combination Cancer Therapy CX-072 PD-L1 PROBODY THERAPEUTIC Checkpoint Inhibitors E.g. Yervoy® Probody Tx PDCs Pb-TCBs Other Cancer Immuno- therapies Kinase Inhibitors E.g. Zelboraf® ADCs Validated target Well-established efficacy & safety for class

PROCLAIM-CX-072 Design: Exploratory Studies 2018-2019, Expansion Studies 2019-2020 Initiation: Q3 2017 Inclusion: Unselected cancer types Data Presentations: ESMO 2018 A1: DOSE ESCALATION Initiation: January 2017 Inclusion: PD naïve, unselected cancer types Data Presentations: ESMO 2018 A2: MANDATORY BIOPSY D: 8 UNDISCLOSED TUMOR TYPES Initiation: Q2 2018 Inclusion: Selected for PD-L1 positivity Data Presentations: ESMO 2018, SITC 2018 Initiation: 2Q 2018 B: IPILIMUMAB COMBO C: VEMURAFENIB COMBO Initiation: Q3 2017 Inclusion: V600E BRAF mutated melanoma, PD-naïve Data Presentation: 2019 Enrollment completed Enrollment ongoing Initiation: 2019 SELECTED CANCER TYPES Trial not initiated EXPLORATORY EXPANSION D: 8 UNDISCLOSED TUMOR TYPES

CX-072 Clinical Data Presentations 2018 ESMO Annual Meeting Poster #435 Preliminary Results of the First-In-Human, Dose-Finding PROCLAIM-072 Trial of PD-L1 Probody Therapeutic CX-072 as Monotherapy in Patients with Advanced Solid Tumors Presenter:Valentina Boni, M.D., Ph.D., TART Madrid CIOCC Hospital Universitario Sanchinarro Date/Time:Monday, October 22, 12:45 – 1:45 p.m. CEST _______________________ Poster #436 Preliminary Interim Results of the First-In-Human, Dose-Finding PROCLAIM-072 Trial Evaluating the PD-L1 Probody Therapeutic CX-072 in Combination with Ipilimumab in Patients with Advanced Solid Tumors Presenter:Ruth Plummer, M.D., Northern Institute for Cancer Research, Newcastle University Date/Time:Monday, October 22, 12:45 – 1:45 p.m. CEST _______________________

Summary of CX-072 Updates Provided at ESMO CX-072 Monotherapy (PROCLAIM-CX-072 Part A1, A2) Part A1 follow up largely complete (22 patients; 0.03 – 30mg/kg) Well tolerated 3 PRs, including 1 confirmed PR TNBC (on treatment for 48 weeks as of data cutoff) Snapshot of Part A2; mandatory biopsy arm (0.3 – 10mg/kg) Additional safety data, follow up ongoing for efficacy at therapeutic doses Biopsy data to be presented at SITC CX-072 + 3 mg/kg ipilimumab (PROCLAIM-CX-072 Part B) Well tolerated Emerging, potentially differentiated safety profile Toxicity profile similar to 3 mg/kg ipilimumab monotherapy Clinical activity continues to be encouraging with longer term follow up Confirmation of responses presented at ASCO (1 CR, 2 PR) Ongoing durability

CX-072 Anti PD-L1 Probody Therapeutic: Monotherapy and Ipilimumab Combination Clinical Results Presented at 2018 ESMO Rachel Humphrey, M.D. Chief Medical Officer

PROCLAIM-CX-072 Monotherapy Dose Escalation Design Patients heavily pre-treated and PD-L1 positive a CX-072 monotherapy was administered intravenously every 14 days. One patient each was enrolled in the 0.03, 0.1, and 0.3 mg/kg dosing cohorts, and subsequent dose levels follow a 3+3 design, which is also used for all other dose-escalation groups. b After successful completion of the monotherapy dose level in Part A, Part A2 has enrolled 6 additional patients with PD-L1–positive cancer at each indicated dose to refine the maximum tolerated dose/multiple ascending dose and to evaluate the relationship between dose/exposure and safety, efficacy, and pharmacodynamic biomarkers.

PROCLAIM-CX-072 Monotherapy Dose Escalation: CX-072 Well Tolerated in Heavily Pre-treated Patients 46 evaluable patients MTD not reached Most treatment-related AEs (TRAEs) were Grade 1/2 5 patients (11%) experienced a Grade 3-4 TRAE 3 patients (7%) experienced an irAE AE, adverse event; irAE, immune-related adverse event; IRR, infusion-related reaction; SAE, serious adverse event; TEAE, treatment-emergent adverse event; TRAE, treatment-related adverse event. Deaths due to disease progression were excluded from all safety analyses. AEs were coded using MedDRA v19.1. Safety Summary, Patients Experiencing Event, n (%)

PROCLAIM-CX-072 Monotherapy Dose Escalation:
Encouraging Anti-tumor Activity Observed in Heavily Pre-Treated Patients

- 38 evaluable patients with no available PD-1, PD-L1 inhibitors for their disease
  - 3 PR: TNBC (confirmed PR 10 mg/kg); thymoma (unconfirmed PR (uPR) 3 mg/kg); cervical (uPR 10 mg/kg)
  - 15 SD (39%); DCR 47%
  - 38% (14/37) decrease in target lesions from baseline (per RECIST v1.1)
  - 59% (10/17) decrease in target lesions from baseline at ≥ 3 mg/kg

Best Tumor Response in Evaluable Patients [a]

CX-072 Dose, mg/kg	≤1 n = 20	3 n = 10	10 n = 5	30 n = 3	All Evaluable Patients n = 38
Partial response[b]	0	1 (10)	2 (40)	0	3 (8)
Stable disease[c]	7 (35)	5 (50)	1 (20)	2 (67)	15 (39)
Disease control rate[d]	7 (35)	6 (60)	3 (60)	2 (67)	18 (47)
Progressive disease	13 (65)	3 (30)	2 (40)	0	18 (47)
Inevaluable[e]	0	1 (10)	0	1 (33)	2 (5)

RECIST, Response Evaluation Criteria in Solid Tumors.
Disease control rate is equal to the number of patients with complete response, partial response, or stable disease.
a Evaluable patients are those with ≥1 postbaseline tumor assessment.
b Includes 2 patients with unconfirmed partial response.
c One patient with nonmeasurable disease at baseline in the 3 mg/kg cohort had a best overall response of noncomplete response/nonprogressive disease and was grouped under stable disease.
d Disease control rate = partial response + stable disease.
e Two patients each had a single postbaseline assessment that was stable disease but was assessed earlier than the protocol-defined minimum duration on study drug (7 weeks)..

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PROCLAIM-CX-072 Monotherapy Dose Escalation: Waterfall Plot Among patients with measurable target lesions at baseline (n = 37), target lesions decreased from baseline in 14 (38%) patients and at dose levels ≥3 mg/kg in 10/17 (59%) patients per RECIST v1.1. CCC, cholangiocellular carcinoma; ER+ BC, breast (ER+) carcinoma; HNSCC, head and neck squamous cell carcinoma; RECIST, Response Evaluation Criteria in Solid Tumors; TNBC, triple-negative breast cancer. * Patient is still receiving treatment. a As evaluated per RECIST v1.1. Plots include evaluable patients with measurable disease at baseline. Comprised of Part A1 Follow-Up Patients and Part A2 New Patients at Lower Doses

PROCLAIM-CX-072 Monotherapy Dose Escalation: Spider Plot TNBC

Reduction of Tumor Burden Patient Profile 39 years old, Microsatellite Stable, TMB low, PD-L1 negative Initial CX-072 Case Study: Confirmed Partial Response in Triple Negative Breast Cancer Patient Three prior lines of therapy Post mastectomy and left reconstruction with radiotherapy Received CX-072 10 mg/kg Confirmed Partial Response Continues to receive CX-072 10mg/kg as of data cutoff; on treatment for 48 weeks Treatment History Aug 30, 2017 Baseline Sept 25, 2017 After 2 doses Oct 9, 2017 After 4 doses Nov 7, 2017 After 6 doses Jan 2, 2018 After 9 doses Reduction of Skin Lesion August 14, 2017 Baseline Scan December 5, 2017 Partial Response

PROCLAIM-CX-072 Dose Escalation: Single Dose PK Supports Platform MoA Single-dose CX-072 PK data suggests that CX-072 circulates predominantly as the intact prodrug species Clearance is minimally influenced by target mediated drug disposition Figure B is reprinted by permission from Springer Nature. Herbst RS et al. Predictive correlates of response to the anti-PD-L1 antibody MPDL3280A in cancer patients. Nature. 2014;515:563-567. Copyright © 2014.

CX-072 is Well-Tolerated MTD not reached in escalation through 30 mg/kg cohort Probody therapeutic well tolerated No differences in toxicity observed across all dose cohorts 5/46 (11%) patients experiencing a Grade 3/4 TRAE 3/46 (7%) patients experienced a Grade 3/4 irAE PROCLAIM-CX-072 Dose Escalation: Key Takeaways Predominant circulation as the intact (masked) prodrug species Minimal influence of target-mediated drug disposition at low doses Favorable safety profile CX-072 Remains Masked in Circulation CX-072 is Demonstrating Antitumor Activity as Monotherapy Demonstration of antitumor activity across a range of tumor types 3 objective responses in 38 evaluable patients (17%), including those with negative PD-L1 expression includes 1 confirmed PR in a TNBC patient, who has been on CX-072 for 11 months as of data cut-off Objective responses in heavily pre-treated patients with a variety of generally non-immunogenic tumors

Full Potential for Combination Immunotherapy is Limited by Immune-Related Toxicities 1. Larkin et al., NEJM, July 2015. Nivo + Ipi toxicity 64 patients with advanced or unresectable melanoma Nivolumab + Ipilimumab 38 (59%) Grade 3/4 irAE 46 (72%) required steroids 91% irAE leading to emergency department visits, hospitalizations and systemic immunosuppression 1. Larkin et al., NEJM, July 2015. Nivolumab Mono melanoma Ipilimumab Mono melanoma Nivo + Ipi Combo1 melanoma 3mg/kg every 2 weeks 3mg/kg every 3 weeks nivo 1mg/kg + ipi 3mg/kg every 3 weeks ORR 44% 19% 58% Treatment related Grade 3/4 AEs 16% 27% 55% Discontinued Drug 8% 15% 36% 2. Shoushtari AN, et al.JAMA Oncol. 2018; 4(1):98-101. doi:101001/jamaoncol.2017.2391 Historical Data Shows Combination Toxicities Results from MSKCC Expanded Access Program2

PROCLAIM-CX-072 Ipilimumab Combination Safety Summary: Initial Observations Supported with Further Follow Up 20 evaluable patients Weakly immunogenic tumors MTD not reached irAEs occurred in 3 of 20 patients (15%); Grade 3 irAEs occurred in 2 patients (10%) Most treatment-related AEs (TRAEs) were Grade 1/2, Grade 3/4 TRAEs occurred in 20% (4/20) patients: 2 (colitis and dyspnea/pneumonitis) (Grade 3) 0.3 mg/kg CX-072 + 3 mg/kg ipilimumab 1 (headache and hyponatremia) (Grade 3) 1 mg/kg CX-072+ 3 mg/kg ipilimumab 1 patient (amylase) (Grade 3) and (lipase increase) (Grade 4) 10 mg/kg CX-072 + 3 mg/kg ipilimumab AE, adverse event; irAE, immune-related adverse event; IRR, infusion-related reaction; SAE, serious adverse event; TEAE, treatment-emergent adverse event; TRAE, treatment-related (to any study drug) adverse event. Deaths due to disease progression were excluded from all safety analyses. AEs were coded using MedDRA v19.1. Safety Summary by Dose, Patients Experiencing Event, n (%)

PROCLAIM-CX-072 Ipilimumab Combination: irAE Safety Summary irAE, immune-related adverse event. a Dyspnea and pneumonitis occurred in the same patient. irAEs were defined as treatment-related AEs that were on a predefined list of >300 preferred terms, and that required treatment with systemic steroids within 30 days of the onset of the relevant AE. Patients were grouped according to the most severe grade experienced for a particular AE. AEs were coded using MedDRA v19.1.

PROCLAIM-CX-072 Ipilimumab Combination Dose Escalation:
Initial Encouraging Anti-tumor Activity Observed in Ongoing Study

- 14 evaluable patients with no available PD-1, PD-L1 inhibitors for their disease
  - 1 confirmed complete response Anal SCC (0.3 mg/kg CX-072 + 3 mg/kg ipi)
    - PD-L1 negative, microsatellite-stable, intermediate tumor mutational burden, HPV-positive
  - 2 confirmed partial responses (testis: 1 mg/kg CX-072 + 3 mg/kg ipi; cancer unknown primary: 3 mg/kg CX-072 + 3 mg/kg ipi)
  - 3 SD; DCR 43%
  - 31% (4/13) Target lesion reduction from baseline (per RECIST v1.1)

Best Tumor Response in Evaluable Patients [a] per RECIST v1.1, n (%)

CX-072 + Ipilimumab Dose, mg/kg	0.3 + 3 n = 5	1 + 3 n = 3	3 + 3 n = 2	10 + 3 n = 4	All Evaluable Patients n = 14
Objective response rate[b]	1 (20)	1 (33)	1 (50)	0	3 (21)
Complete response	1 (20)	0	0	0	1 (7)
Partial response	0	1 (33)	1 (50)	0	2 (14)
Stable disease	0	1 (33)	0	2 (50)	3 (21)
Disease control rate[c]	1 (20)	2 (67)	1 (50)	2 (50)	6 (43)
Progressive disease	4 (80)	1 (33)[d]	1 (50.0)	2 (50)	8 (57)

RANO, Response Assessment in Neuro-Oncology; RECIST, Response Evaluation Criteria in Solid Tumors.
a Evaluable patients are those with ≥1 postbaseline tumor assessment. No patients in the 10 + 10 cohort were evaluable.
b Objective response rate is the proportion of patients with complete response or partial response on 2 consecutive tumor assessments at least 4 weeks apart.
c Disease control rate = complete response + partial response + stable disease.
d One patient with glioblastoma assessed per RANO criteria.

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PROCLAIM-CX-072 Ipilimumab Combination: Waterfall Plot ER+ BC, breast (ER+) carcinoma; HNSCC, head and neck squamous cell carcinoma; SCC, squamous cell carcinoma; SCLC, small cell lung cancer; TNBC, triple-negative breast cancer; RECIST, Response Evaluation Criteria in Solid Tumors * Patient is still receiving treatment. One patient (glioblastoma) had increases up to 392.6%, which have been omitted from this plot (with annotated values) in order to maintain readability. One evaluable patient had PD, as evidenced by a new lesion, and did not have a postbaseline target lesion assessment. As evaluated per RECIST v1.1. Plots include evaluable patients with measurable disease at baseline.6 Anal SCC* Cancer of unknown primary*

PROCLAIM-CX-072 Ipilimumab Combination: Spider Plot

Deepening Responses Observed Since ASCO 2018



CR
PR
SD
PD
Percentage Change in Tumor Burden From Baseline (%)
120
100
80
60
40
20
0
−20
−40
−60
−80
−100
−120
0
12
24
36
48
60
Weeks Since Treatment Intiation
CX-072 0.3 mg/kg + ipilimumab 3 mg/kg
CX-072 1 mg/kg + ipilimumab 3 mg/kg
CX-072 3 mg/kg + ipilimumab 3 mg/kg
CX-072 10 mg/kg + ipilimumab 3 mg/kg

CR, complete response; PD, progressive disease; PR, partial response; SD, stable disease; RECIST, Response Evaluation Criteria in Solid Tumors
* Patient is still receiving treatment.
One patient (glioblastoma) had increases up to 392.6%, which have been omitted from this plot (with annotated values) in order to maintain readability.
One evaluable patient had PD, as evidenced by a new lesion, and did not have a postbaseline target lesion assessment.
As evaluated per RECIST v1.1. Plots include evaluable patients with measurable disease at baseline.6

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Well-Tolerated Ipilimumab (3 mg/kg) combination: favorable safety profile 20% Grade 3/4 rate trending below the level reported for other PD-1 pathway inhibitors in combination with ipilimumab1 15% overall irAE rate No new safety signals beyond those expected for other anti-PD-1 pathway inhibitors or ipilimumab PROCLAIM-CX-072 Ipilimumab Combination: Key Takeaways Observed Antitumor Activity 21% (3/14) confirmed objective responses, including 1 confirmed complete response (cCR) cCR: Anal carcinoma confirmed PR (cPR): Testicular cancer cPR: Cancer of unknown primary 1. Larkin et al., NEJM, July 2015.

Summary Sean McCarthy, D. Phil. President and Chief Executive Officer

PROCLAIM-CX-072 Next Steps: Clinical Proof of Concept Supports Program Expansion D: 8 UNDISCLOSED TUMOR TYPES Initiation: 2Q 2018 Enrollment ongoing EXPANSION Initiation: 2019 SELECTED CANCER TYPES Trial not initiated CX-072 MONOTHERAPY CX-072 COMBINATION WITH IPILUMIMAB Potential to advance one or more indications into registrational trials Ongoing CX-072 10 mg/kg + 6 mg/kg ipi Expansion plans in 2019 NEXT STEPS

November Presentations Provide Clinical Program Updates Society for Immunotherapy of Cancer Annual Meeting November 9-11, 2018 – Washington, DC Poster: “Preliminary Evidence of Intratumoral Activation and Immunomodulatory Effect of CX-072, a Probody Therapeutic Antibody Prodrug Targeting PD-L1, in a Phase 1/2a Trial” Analyst and Investor Event: Saturday, November 10th 12:30-2:00pm EDT Webcast Review SITC Presentation of CX-072 Part A2 Biopsy Data CytomX Therapeutics Third Quarter 2018 Financial Results Early November Corporate and clinical updates including a status update on CX-2009 Probody Drug Conjugate program targeting CD166

Thank you

Question and Answer Session